UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 20, 2025

Peraso Inc.

(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2033 Gateway Pl., Suite 500

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2025, Ian McWalter provided written notice to the secretary of Peraso Inc. (the “Company”) that, in connection with his planned retirement, he will not stand for re-election as a director of the Company upon the expiration of his current term, which expires at the Company’s 2025 annual meeting of stockholders. Mr. McWalter currently serves as a member of the Board and the Board’s Audit Committee and Compensation Committee. Mr. McWalter’s retirement and decision to stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01 Other Events.

On November 21, 2025, the Company filed a prospectus supplement (the “Current Prospectus Supplement”) to increase the maximum number of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, issuable pursuant to the At the Market Offering Agreement between the Company and Ladenburg Thalmann & Co. Inc., dated August 30, 2024 (the “Sales Agreement”), to up to an aggregate of $3,150,000 of Shares, which does not include the Shares having an aggregate gross sales price of approximately $4,095,176 that have been sold to date under the Sales Agreement.

The issuance and sale of the Shares by the Company under the Sales Agreement will be made pursuant to the Company’s registration statement on Form S-3 (File No. 333-280798) filed with the Securities and Exchange Commission on July 12, 2024 and declared effective on July 22, 2024 (the “Registration Statement”) and a base prospectus dated as of July 22, 2024 included in the Registration Statement, as supplemented by the prospectus supplements dated as of August 30, 2024, December 10, 2024 and October 10, 2025 and the Current Prospectus Supplement.

Attached hereto as Exhibit 5.1 to this Current Report on Form 8-K is the opinion of Mitchell Silberberg & Knupp LLP, relating to the legality of the issuance and sale of the Shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Mitchell Silberberg & Knupp LLP
23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1)
104	The cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: November 21, 2025	By:	/s/ James Sullivan
James Sullivan
Chief Financial Officer

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